OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Feb-01


                       Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------
Beginning                                                                           Ending
Principal              Scheduled      Prepaid       Liquidated     Pre-Funding      Principal
Balance                Principal      Principal     Principal                       Balance
------------------------------------------------------------------------------------------------
206,212,544.97       (161,834.21)   (3,124,712.64)     0.00                      202,925,998.12
================================================================================================

  Scheduled                  Scheduled                                           Amount
  Gross         Servicing    Pass Thru      Liquidation       Reserve            Available for
  Interest      Fee          Interest       Proceeds          Fund Draw          Distribution
------------------------------------------------------------------------------------------------
 2,142,007.17   171,275.09   1,970,732.08       0.00          0.00               5,428,554.02
================================================================================================


                            Pre-Funding Account
-------------------------------------------------------------------------------
Beginning Principal  Principal   To       Distribution To     Ending Principal
Balance              Deposit     Seller   Certificate Holder  Balance
-------------------------------------------------------------------------------
0.00                  0.00        0.00          0.00               0.00
===============================================================================

                                     Certificate Account
---------------------------------------------------------------------------------------------
   Beginning              Deposits                                Investment      Ending
    Balance       Principal       Interest       Distributions     Interest       Balance
---------------------------------------------------------------------------------------------
 2,839,741.68   3,205,251.33     2,085,939.65    (5,401,700.11)     9,625.24    2,738,857.79
=============================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------
   Beginning              Recovered            Current            Ending
    Balance               Advances            Advances           Balance
--------------------------------------------------------------------------------
  397,528.20             397,528.20
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: February-01


Class B Crossover Test                                                             Test Met?
-----------------------------------------------------------                        ---------
(a) Remittance date on or after July 2005                                               N

(b) Average 60 day Delinquency rate <=              5.5%                                Y



(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                July 2005 - Dec. 2006               7%                                  N
                Jan. 2007 - Dec. 2007               8%                                  N
                Jan. 2008 - June 2009               9.5%                                N
                July 2009 and After                 10.5%                               N


(e) Current realized loss ratio <=                  3.00%                               Y

(f) Does subordinated cert. percentage equal or
     exceed                                         55.970%
     of stated scheduled pool balance

                Beginning M balances                                34,310,000.00
                Beginning B balances                                21,444,000.00
                Overcollateralization                                7,381,744.26
                                                                  ----------------
                                                                    63,135,744.26
                Divided by beginning pool
                balance                                            206,212,544.97
                                                                  ----------------
                                                                          30.617%       N
                                                                  ================



Average 60 day delinquency ratio:

                                 Over 60s           Pool Balance         %
                        --------------------------------------------------------

Current Mo                    4,438,245.38         202,925,998.12       2.19%
1st Preceding Mo              2,368,784.30         206,212,544.97       1.15%
2nd Preceding Mo                439,916.27         157,458,517.17       0.28%
                                                       Divided by         3
                                                                  --------------
                                                                        1.21%
                                                                  ==============

Cumulative loss ratio:

                         Cumulative losses              23,098.02
                                           -----------------------
Divided by Initial Certificate Principal           214,445,098.09      0.011%
                                                                  ==============



Current realized loss ratio:
                              Liquidation             Pool
                                 Losses              Balance
                        ------------------------------------------
Current Mo                            0.00         206,212,544.97
1st Preceding Mo                 23,098.02         157,458,517.17
2nd Preceding Mo                      0.00         162,442,598.09
                        ------------------------------------------
                                 23,098.02         175,371,220.08
                                                                       0.053%
                                                                  ==============

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Feb-01


                                                            Delinquency Analysis

                                               31 to 59 days          60 to 89 days        90 days and Over    Total Delinq.
                 No. of     Principal                Principal             Principal           Principal           Principal
                 Loans      Balance          #       Balance         #     Balance        #    Balance        #    Balance
                ------------------------------------------------------------------------------------------------------------------
Excluding Repos    4,659    201,326,163.39    160    6,054,888.08    45   1,908,804.39    36  1,280,770.26    241     9,244,462.73

          Repos       41      1,599,834.73      6      271,361.49    19     704,083.35    15    544,587.38     40     1,520,032.22
                -------------------------------------------------------------------------------------------------------------------
          Total    4,700    202,925,998.12    166    6,326,249.57    64   2,612,887.74    51  1,825,357.64    281    10,764,494.95
                ===================================================================================================================
                                                                                                             6.0%            5.30%
                                                                                                           ========================

                            Active Repos               Reversal            Current Month
                            Outstanding                (Redemption)        Repos                  Cumulative Repos
                            Principal                  Principal            Principal                 Principal
                   #        Balance           #            Balance      #      Balance            #      Balance
                -------------------------------------------------------------------------------------------------------
Excluding Repos    41      1,599,834.73       -1       (50,086.12)    30       1,154,311.35     41        1,599,930.24

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Feb-01

REPOSSESSION LIQUIDATION REPORT



                           Liquidated                                                         Net
 Account     Customer       Principal      Sales       Insur.     Total     Repossession   Liquidation
 Number        Name          Balance      Proceeds    Refunds    Proceeds     Expenses      Proceeds
----------------------------------------------------------------------------------------------------------
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                                                                   0.00                        0.00
                        ----------------------------------------------------------------------------------
                                -          0.00        0.00        0.00         0.00           0.00
                        ==================================================================================


                                             Net               Current
    Unrecov.          FHA Insurance        Pass Thru           Period Net         Cumulative
    Advances            Coverage            Proceeds          Gain/(Loss)         Gain/(Loss)
-------------------------------------------------------------------------------------------------
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
                                               0.00                 0.00
-------------------------------------------------------------------------
        0.00                0.00               0.00                 0.00        (23,098.02)
=========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Feb-01

CERTIFICATE PRINCIPAL ANALYSIS

      PRINCIPAL
                                              Beginning           Beginning                                         Ending Principal
Senior                Original Certificate   Certificate     Principal Shortfall  Current Principal     Current     Shortfall Carry-
Certificates                Balance            Balance           Carry-Over              Due         Principal Paid       Over
-----------------------------------------------------------------------------------------------------------------------------------
A-1                       50,000,000.00       40,820,800.71            0.00           3,286,546.85     3,286,546.85           0.00

A-2                       41,440,000.00       41,440,000.00            0.00                   0.00             0.00           0.00

A-3                       20,650,000.00       20,650,000.00            0.00                   0.00             0.00           0.00

A-4                       40,166,000.00       40,166,000.00            0.00                   0.00             0.00           0.00
                      -------------------------------------------------------------------------------------------------------------
Total Certificate
 Principal Bal.          152,256,000.00      143,076,800.71            0.00           3,286,546.85     3,286,546.85           0.00
                      =============================================================================================================


      PRINCIPAL                Accelerated
                                Principal                 Ending                               Principal Paid
Senior                        Distribution              Certificate                              Per $1,000
Certificates                     Amount                   Balance           Pool Factor         Denomination
----------------------------------------------------------------------
A-1                            745,035.85               36,789,218.01         73.57844%          80.63165

A-2                                  0.00               41,440,000.00        100.00000%           0.00000

A-3                                  0.00               20,650,000.00        100.00000%           0.00000

A-4                                  0.00               40,166,000.00        100.00000%           0.00000
                    --------------------------------------------------
Total Certificate
 Principal Bal.                745,035.85              139,045,218.01
                    ==================================================


Subordinate                                            Beginning           Beginning
Certificates                    Original Certificate  Certificate     Principal Shortfall  Current Principal     Current
                                      Balance           Balance           Carry-Over              Due         Principal Paid
                                ----------------------------------------------------------------------------------------------
M-1                                 18,225,000.00       18,225,000.00          0.00               0.00                 0.00
M-1 Outstanding Writedown                                        0.00

M-2                                 16,085,000.00       16,085,000.00          0.00               0.00                 0.00
M-2 Outstanding Writedown                                        0.00

B-1                                 10,722,000.00       10,722,000.00          0.00               0.00                 0.00
B-1 Outstanding Writedown                                        0.00

B-2                                 10,722,000.00       10,722,000.00          0.00               0.00                 0.00
B-2 Outstanding Writedown                                        0.00

Excess Asset Principal Balance       6,435,098.09        7,381,744.26
                                ----------------------------------------------------------------------------------------------

Total Excluding
  Writedown Balances                62,189,098.09       63,135,744.26          0.00               0.00                 0.00
                                ==============================================================================================

All Certificates Excluding
  Writedown Balances               214,445,098.09      206,212,544.97          0.00       3,286,546.85         3,286,546.85
                                ==============================================================================================

                                                                     Accelerated
                                   Ending Principal   Current      Principal          Ending                          Principal Paid
Subordinate                        Shortfall Carry-  Writedown/    Distribution    Certificate                          Per $1,000
Certificates                             Over        (Writeup)     Amount           Balance            Pool Factor     Denomination
                                   -----------------------------------------------------------------

M-1                                        0.00                                       18,225,000.00      100.00000%       0.00000
M-1 Outstanding Writedown                                 0.00                                 0.00

M-2                                        0.00                                       16,085,000.00      100.00000%       0.00000
M-2 Outstanding Writedown                                 0.00                                 0.00

B-1                                        0.00                                       10,722,000.00      100.00000%       0.00000
B-1 Outstanding Writedown                                 0.00                                 0.00

B-2                                        0.00                                       10,722,000.00      100.00000%       0.00000
B-2 Outstanding Writedown                                                                      0.00

Excess Asset Principal Balance                                       (745,035.85)      8,126,780.11
                                    ----------------------------------------------------------------
Total Excluding
  Writedown Balances                       0.00           0.00       (745,035.85)     63,880,780.11
                                    ================================================================
All Certificates Excluding
  Writedown Balances                       0.00           0.00              0.00     202,925,998.12
                                    ================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO. MONTH Feb-01

CERTIFICATE INTEREST ANALYSIS

                                                                            Current
                          Pass    Beginning Carry-                         Carry-Over                        Ending
Senior                   Through   Over Priority    Current Priority    Priority Interest                  Carry-Over
Certificates              Rate    Interest Balance  Interest Accrual         Accrual          Paid           Balance
                      -----------------------------------------------------------------------------------------------
A-1                      6.7000%       0.00            227,916.14              0.00         227,916.14         0.00

A-2                      6.7400%       0.00            232,754.67              0.00         232,754.67         0.00

A-3                      6.9900%       0.00            120,286.25              0.00         120,286.25         0.00

A-4                      7.4000%       0.00            247,690.33              0.00         247,690.33         0.00
                                   ---------------------------------------------------------------------------------
Total                                  0.00            828,647.39              0.00         828,647.39         0.00
                                   =================================================================================

                                         Interest
                                         Paid Per
Senior                                     1000           Total Class
Certificates                           Denomination      Distribution
                                    ----------------------------------------
A-1                                       4.55832        4,259,498.84

A-2                                       5.61667          232,754.67

A-3                                       5.82500          120,286.25

A-4                                       6.16667          247,690.33
                                                      ----------------
Total                                                    4,860,230.09
                                                      ================


                                     Beginning                   Current                      Ending
                                     Carry-Over     Current     Carry-Over                  Carry-Over      Beginning
                         Pass        Priority      Priority      Priority      Priority      Priority      Carry-Over
Subordinate             Through      Interest      Interest      Interest      Interest      Interest       Writedown
Certificates             Rate        Balance        Accrued      Accrued          Paid        Balance      Int. Balance
                      --------------------------------------------------------------------------------------------------------
M-1                     8.0700%         0.00       122,563.13      0.00       122,563.13            0.00         0.00

M-2                     8.8100%         0.00       118,090.71      0.00       118,090.71            0.00         0.00

B-1                     9.5000%         0.00        84,882.50      0.00        84,882.50            0.00         0.00

B-2                     7.5000%         0.00        67,012.50      0.00        67,012.50            0.00         0.00

X                                 969,744.19       745,035.85      0.00             0.00    1,714,780.04

R                                       0.00             0.00      0.00             0.00            0.00

Service Fee             1.0000%         0.00       171,275.09      0.00       171,275.09            0.00

Current Trustee Fees                                 4,500.00                   4,500.00

Total                             969,744.19     1,313,359.78      0.00       568,323.93    1,714,780.04         0.00
                                ==============================================================================================
 All Certificates                 969,744.19     2,142,007.17      0.00     1,396,971.32    1,714,780.04         0.00
                                ==============================================================================================

                                                Current                             Ending        Interest
                               Current         Carry-Over                         Carry-Over      Paid Per
Subordinate                   Writedown         Writedown        Writedown        Writedown         1000       Total Class
Certificates                Int. Accrued      Int. Accrued     Interest Paid     Int. Balance   Denomination  Distribution
                      ---------------------------------------------------------------------------------------------------------

M-1                                                                                 0.00           6.72500       122,563.13

M-2                                                                                 0.00           7.34167       118,090.71

B-1                                                                                 0.00           7.91667        84,882.50

B-2                                                                                 0.00           6.25000        67,012.50

X                                                                                                                      0.00

R                                                                                                                      0.00

Service Fee                                                                                                      171,275.09

Current Trustee Fees                                                                                               4,500.00

Total                            0.00              0.00              0.00           0.00                         568,323.93
                        =================================================================                     ==============

 All Certificates                0.00              0.00              0.00           0.00                       5,428,554.02
                        =================================================================                     ==============


                                                               Cumulative X Interest Shortfall                 1,714,780.04
                                                               Cumulative Accelerated Prin. Disb.             (1,691,682.02)
                                                                                                            ----------------
                                                               Cumulative Losses                                  23,098.02
                                                                                                            ================
